MAY 23RD, 2007                                                      CONFIDENTIAL

                                 PSB GROUP, INC.

                               HOLDING COMPANY OF

                           (PEOPLES STATE BANK LOGO)

                               Valuation Analysis

(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)

                                                                    CONFIDENTIAL

(PEOPLES STATE BANK LOGO)

TABLE OF CONTENTS

A.   Valuation Summary

B.   Comparable Company / Core Deposit Premium Analysis

C.   Trading Indication Analysis

D.   Discounted Cash Flow Analysis

E.   Management Projections

                                 PSB GROUP, INC.
                                VALUATION SUMMARY

                                                                                      VALUATION TECHNIQUE:
                                                                    --------------------------------------------------------
                                                                            COMPARABLE COMPANY
                                                                    ----------------------------------
                                                          VALUE                                  CORE      TRADING
                                                       CONCLUSION     BV       TBV      EPS    DEPOSIT   INDICATION     DCF
                                                       ----------   ------   ------   ------   -------   ----------   ------
FAIR VALUE INDICATION PER SHARE                          $21.00     $22.03   $21.76   $16.80   $23.39      $18.22     $21.51
Multiple of 04/30/07 Diluted LTM EPS                       21.2       22.3     22.0     17.0     23.7        18.4       21.7
Percentage of 04/30/07 Book Value per Share               145.7%     152.9%   151.0%   116.6%   162.4%      126.5%     149.3%
Percentage of 04/30/07 Tangible Book Value per Share      162.1%     170.0%   168.0%   129.7%   180.6%      140.6%     166.0%
04/30/07 LTM EPS                                         $ 0.99
04/30/07 Book Value per Share                            $14.41
04/30/07 Tangible Book Value per Share                   $12.96


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                      Page 1

                                                                    CONFIDENTIAL

(PEOPLES STATE BANK LOGO)

                      B. COMPARABLE COMPANY / CORE DEPOSIT
                                PREMIUM ANALYSIS

COMPARABLE COMPANY ANALYSIS

Commercial banks located in the IL, IN, MI, OH with total assets between $250M and $750M, and LTM ROAE between 6% and 12%.

                                                                               CLOSING PRICE TO:             TRADING
                                    MOST                                   ------------------------          PREMIUM          TOTAL
                                   RECENT      CLOSING   DIVIDEND DIVIDEND           TANG.     LTM   MARKET   (BV)/    TOTAL   NET
                                  REPORTED      PRICE     PAYOUT    YIELD    BOOK     BOOK     EPS    CAP     CORE    ASSETS  LOANS
COMPANY(1)          STATE TICKER   QUARTER  (04/30/2007)   (%)      (%)      (%)      (%)      (X)   ($000) DEPOSITS  ($000)  ($000)
-----------         ----- ------ ---------- ------------ -------- -------- -------  -------  ------ ------- -------- ------- -------
American Community
   Bancorp, Inc.    IN    ACBP   03/31/2007     17.50       0.00    0.00     160.4    160.4    18.0  31,170     NA   252,095 213,328
Bancorp of Southern
   Indiana          IN    BCSO   03/31/2007     75.00      14.10    2.27     116.5    116.5      NA  38,697     NA   363,755      NA
ChoiceOne Financial
   Services, Inc.   MI    COFS   03/31/2007     16.85      45.54    4.25     105.0    160.9    15.0  54,653     NA   462,535 323,971
CITBA Financial
   Corporation      IN    CBAF   12/31/2006     52.00         NA    3.46     155.9    156.0      NA  49,050   7.87%  293,731 186,816
Commercial
   Bancshares, Inc. OH    CMOH   03/31/2007     26.00      66.09    2.92     134.3    134.3    22.6  29,649   3.59%  275,481 184,054
Community Shores
   Bank Corporation MI    CSHB   03/31/2007     11.25       0.00    0.00     100.7    100.7    14.1  16,525   0.10%  251,549 203,395
Cortland Bancorp    OH    CLDB   03/31/2007     18.15      88.02    4.93     160.2    160.6    18.3  82,130     NA   480,854 207,019
County Bank Corp    MI    CBNC   03/31/2007     37.75      41.19    3.16     130.7    130.7    11.9  40,806     NA   269,529 185,952
Croghan Bancshares,
   Inc.             OH    CHBH   03/31/2007     39.89      40.88    3.10     137.4    173.7    13.5  70,764     NA   452,696 346,425
CSB Bancorp, Inc.   OH    CSBB   03/31/2007     18.00      52.38    4.01     126.9    126.9    14.3  44,333     NA   322,406 233,163
DCB Financial Corp  OH    DCBF   03/31/2007     24.55      30.98    2.48     152.3    152.3    13.3  91,706     NA   687,864 542,886
Farmers & Merchants
   Bancorp, Inc.    OH    FMAO   03/31/2007     22.35      38.61    2.83     129.4    129.4    14.1 115,021     NA   731,535 508,280
Farmers Bancorp     IN    FABP   09/30/2006     40.00      66.67    4.46     106.2    106.2    15.2  41,706   1.01%  378,491 237,655
FCN Banc Corp.      IN    FBVI   12/31/2006     34.00      50.27    2.78     170.4    183.3      NA  51,482  12.02%  259,488 153,973
Fentura Financial,
   Inc.             MI    FETM   03/31/2007     29.50      41.59    3.33     122.0    146.0    12.6  63,875   2.95%  624,952 455,216
First Community
   Financial
   Partners, Inc.   IL    FCMP   12/31/2006     14.75         NA    0.00     115.9    115.9      NA  70,938     NA   272,917 166,891
First Ottawa
   Bancshares, Inc. IL    FOTB   03/31/2007     71.00      84.27    2.82     191.2    223.1    19.9  46,056  10.38%  269,121 156,937
FNBH Bancorp, Inc.  MI    FNHM   03/31/2007     25.05      53.16    3.50     155.6    155.6    15.9  76,170     NA   463,787 381,247
Foresight Financial
   Group, Inc.      IL    FGFH   03/31/2007     22.25      15.85    1.26     147.2    148.3    13.6  82,546     NA   661,530 473,020
Mackinac Financial
   Corporation      MI    MFNC   03/31/2007      9.45       0.00    0.00     108.2    108.9    14.5  32,401   0.88%  375,644 313,446
NI Bancshares
   Corporation      IL    NIBA   12/31/2006     55.25      10.71    0.72     133.4    144.0      NA  84,396   5.80%  547,506 384,517
O.A.K. Financial
   Corporation      MI    OKFC   03/31/2007     40.50      29.28    2.16     163.1    163.6    15.2 109,487   9.87%  688,634 531,204
Pavilion Bancorp,
   Inc.             MI    PVLN   03/31/2007     45.00      31.95    2.14     115.6    115.6    13.3  32,785   2.75%  293,006 237,305
PSB Group, Inc.     MI    PSBG   03/31/2007     15.15      71.29    4.75     103.5    114.9    15.0  46,489     NA   504,808 406,338
United Bancorp,
   Inc.             OH    UBCP   03/31/2007     10.51     107.91    4.86     147.4    147.4    22.9  48,325   5.31%  422,131 224,715
United Bancshares,
   Inc.             OH    UBOH   03/31/2007     15.75      41.22    3.61     117.9       NA    12.0  55,644     NA   553,781 337,137
West Shore Bank
   Corporation      MI    WSSH   12/31/2006     27.00       0.00    0.00     144.3    145.2    15.3  39,231   6.35%  314,831 217,060
HIGH                                            75.00     107.91    4.93    191.17   223.13   22.85 115,021  12.02%  731,535 542,886
MEAN                                            30.16      40.88    2.59    135.24   143.09   15.47  57,261   5.30%  424,987 300,460
MEDIAN                                          25.05      41.19    2.83    133.36   145.60   14.77  49,050   5.31%  378,491 237,480
LOW                                              9.45       0.00    0.00    100.73   100.73   11.87  16,525   0.10%  251,549 153,973
PSB Group, Inc.
   (for the LTM
   ended April 30,
   2007)                                                                   $ 14.41  $ 12.96  $ 0.99
Median Multiple                                                              133.0%   146.0%  14.77
Indication of Value
   (Application of
   Median Multiple)                                                          19.16    18.92   14.61
Plus Fair Value
   Premium @ 15%                                                              2.87     2.84    2.19
Equity Value per
   Share (Fair Value)                                                      $ 22.03  $ 21.76  $16.80

(1) Pricing metrics are based on reported data as of April 30, 2007. All other data displayed is based on results through March 31, 2007 per SNL Financial.

Source: SNL Financial

(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                      Page 2

COMPARABLE COMPANY ANALYSIS

Commercial banks located in the IL, IN, MI, OH with total assets between $250M and $750M, and LTM ROAE between 6% and 12%.

                                                                                           TIER 1  TOTAL
                                                                                            RISK    RISK
                                                                             NONINTEREST   BASED    BASED                    LTM
                                   TOTAL    CORE    TOTAL  NPAS/ NONINTEREST   INCOME/    CAPITAL CAPITAL  LTM  LTM  LTM  EFFICIENCY
                                 DEPOSITS DEPOSITS EQUITY ASSETS    INCOME     ASSETS      RATIO   RATIO  ROAA  ROAE NIM     RATIO
COMPANY(1)          STATE TICKER  ($000)   ($000)  ($000)   (%)     ($000)       (%)        (%)     (%)    (%)  (%)  (%)      (%)
-----------         ----- ------ -------- -------- ------ ------ ----------- -----------  ------- ------- ---- ----- ---- ----------
American Community
   Bancorp, Inc.    IN    ACBP    223,381       NA 19,388  0.05       1,487      0.59      11.99   13.93  0.78  9.77 3.36    62.57
Bancorp of Southern
   Indiana          IN    BCSO    292,302       NA 33,228    NA          NA        NA         NA      NA  0.88  9.66 3.55       NA
ChoiceOne Financial
   Services, Inc.   MI    COFS    361,587       NA 52,010  1.85       3,820      0.83         NA      NA  0.77  7.65 3.31    68.44
CITBA Financial
   Corporation      IN    CBAF    252,767  223,373 31,472  0.01       3,217      1.10      15.07   16.12  0.94  8.45 4.47    72.71
Commercial
   Bancshares, Inc. OH    CMOH    252,110  208,853 22,147  0.74       2,256      0.82      11.00      NA  0.47  5.99 4.05    80.77
Community Shores
   Bank Corporation MI    CSHB    217,602  117,836 16,404  0.98       1,650      0.66         NA      NA  0.50  7.51 3.79    75.25
Cortland Bancorp    OH    CLDB    359,478       NA 51,116    NA       2,953      0.61      19.05   19.83  0.97  9.02 3.63    63.86
County Bank Corp    MI    CBNC    236,002       NA 31,218    NA       3,141      1.17         NA      NA  1.29 11.16 4.20    62.39
Croghan Bancshares,
   Inc.             OH    CHBH    367,029       NA 51,520  0.74       3,101      0.69         NA      NA  1.17 10.49 4.11    60.56
CSB Bancorp, Inc.   OH    CSBB    253,531       NA 34,915  0.49       2,724      0.84         NA      NA  0.98  9.07 4.41    67.47
DCB Financial Corp  OH    DCBF    536,439       NA 60,221  0.79       5,714      0.83      10.90   11.80  1.00 11.73 3.47    58.47
Farmers & Merchants
   Bancorp, Inc.    OH    FMAO    577,616       NA 88,882    NA       6,415      0.88      16.07   17.08  1.14  9.50 3.62    60.74
Farmers Bancorp     IN    FABP    279,977  241,196 39,270  1.63       3,686      0.97      14.10   15.36  0.69  7.34 3.65    76.29
FCN Banc Corp.      IN    FBVI    210,562  177,072 30,201  0.57       1,091      0.42      19.33   20.54  1.16  9.77 3.68    53.60
Fentura Financial,
   Inc.             MI    FETM    531,349  391,986 52,304  1.04       7,713      1.23      11.22   12.47  0.81 10.08 4.03    70.23
First Community
   Financial
   Partners, Inc.   IL    FCMP    210,680       NA 61,199  0.00         261      0.10      15.54   16.79  1.00  6.78 3.44    48.94
First Ottawa
   Bancshares, Inc. IL    FOTB    238,890  211,417 24,108    NA       2,758      1.02      11.80   12.60  0.82  9.87 3.44    67.73
FNBH Bancorp, Inc.  MI    FNHM    405,574       NA 49,500  2.95       3,961      0.85      12.10   13.36  1.07  9.86 4.73    56.14
Foresight Financial
   Group, Inc.      IL    FGFH    585,449       NA 55,791  0.32       3,581      0.54      10.89   12.01  0.96 11.54 3.64    58.30
Mackinac Financial
   Corporation      MI    MFNC    304,412  279,937 29,932  1.14       1,211      0.32       9.16   10.41  0.63  8.03 3.58    89.40
NI Bancshares
   Corporation      IL    NIBA    480,800  363,587 63,291  0.21       7,419      1.36      13.44   14.17  1.07  9.15 3.30    63.98
O.A.K. Financial
   Corporation      MI    OKFC    563,446  429,009 67,123  0.29       7,106      1.03      11.52   12.77  1.10 11.15 3.86    63.11
Pavilion Bancorp,
   Inc.             MI    PVLN    247,763  161,463 28,340  1.07       3,047      1.04      11.03   12.10  0.84  9.04 4.36    72.45
PSB Group, Inc.     MI    PSBG    449,764       NA 44,910  1.62       5,103      1.01         NA      NA  0.61  6.96 3.95    74.96
United Bancorp,
   Inc.             OH    UBCP    337,971  292,984 32,773  0.79       2,659      0.63      14.90   15.82  0.50  6.52 3.11    72.41
United Bancshares,
   Inc.             OH    UBOH    385,259       NA 47,204  0.59       3,064      0.55         NA      NA  0.86 10.51 3.55    66.15
West Shore Bank
   Corporation      MI    WSSH    248,090  189,755 27,185  0.40       1,615      0.51      13.34   14.53  0.83  9.80 3.33    64.74
HIGH                              585,449  429,009 88,882  2.95    7,713.00      1.36      19.33   20.54  1.29 11.73 4.73    89.40
MEAN                              348,512  252,959 42,432  0.83    3,490.50      0.79      13.29   14.54  0.88  9.13 3.76    66.60
MEDIAN                            304,412  223,373 39,270  0.74    3,082.50      0.83      12.10   14.05  0.88  9.50 3.64    65.45
LOW                               210,562  117,836 16,404  0.00      261.00      0.10       9.16   10.41  0.47  5.99 3.11    48.94

(1) Pricing metrics are based on reported data as of April 30, 2007. All other data displayed is based on results through March 31, 2007 per SNL Financial.

Source: SNL Financial


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                      Page 3

PSB GROUP, INC.
CORE DEPOSIT PREMIUM ANALYSIS
($'S IN 000S, EXCEPT PER SHARE DATA)

                                                                                Per Share
                                                                               Indication
                                                                               ----------
PSB Group, Inc. Core Deposits (4/30/07) (See calculation below)   $  343,047    $111.79
Median Comp. Company Trading Premium (BV) to Core Deposits              5.31%      5.31%
                                                                  ----------    -------
   Dollar Premium to Book Value                                       18,210    $  5.93
PSB Group, Inc. Book Value (4/30/07)                                  44,213    $ 14.41
Plus: Dollar Premium to Book Value                                    18,210    $  5.93
                                                                  ----------    -------
   Indication of Value                                            $   62,423    $ 20.34
Shares Outstanding (4/30/07)                                       3,068,552

PER SHARE VALUATION INDICATION                                    $    20.34
Plus: Fair Value Premium @ 15%                                    $     3.05
                                                                  ----------
   PER SHARE - FAIR VALUE INDICATION                              $    23.39
                                                                  ==========

CORE DEPOSITS CALCULATION
Total Deposits                $445,557
Less: Time Deposits > $100k    (98,671)
Less: IRAs > $100k              (3,839)
                              ---------
   TOTAL                      $343,047
                              =========


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                      Page 4

                                                                    CONFIDENTIAL

(PEOPLES STATE BANK LOGO)

                         C. TRADING INDICATION ANALYSIS

PSB GROUP, INC
2006/2007 TRADING HISTORY

Weighted Average Trading Price for 2006                     $16.66
Multiplied by Fair Value Premium                              15.0%
                                                            ------
Fair Value Indication                                       $19.16
                                                            ======
Weighted Average Trading Price for 2007 (through 4/30/07)   $15.72
Multiplied by Fair Value Premium                              15.0%
                                                            ------
Fair Value Indication                                       $18.08
                                                            ======
Current Trading Price (4/30/07)                             $15.15
Multiplied by Fair Value Premium                              15.0%
                                                            ------
Fair Value Indication                                       $17.42
                                                            ======
AVERAGE OF THE TRADING INDICATIONS                          $18.22
                                                            ------


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                      Page 5

                                                                    CONFIDENTIAL

(PEOPLES STATE BANK LOGO)

                        D. DISCOUNTED CASH FLOW ANALYSIS

PSB GROUP, INC.
DISCOUNTED CASH FLOW MODEL
VALUATION DATE: MAY 1, 2007
(In $000's, except per share data)

                                                                         PROJECTED
                                                              For the Years Ending December 31,
                                              -----------------------------------------------------------------
                                                                                                         2011
                                                2007(1)     (2008)     (2009)     (2010)     (2011)    Residual
                                              ----------   --------   --------   --------   --------   --------
Net Interest Income After Provision           $   18,246   $ 19,832   $ 21,954   $ 24,493   $ 27,224
Non-interest Income                                6,156      7,080      7,788      8,567      9,423
                                              ----------   --------   --------   --------   --------
                                                  24,402     26,912     29,742     33,060     36,647
Depreciation                                      (1,500)    (2,171)    (2,275)    (2,366)    (2,445)
General & Administrative Expenses                (16,932)   (18,477)   (20,137)   (21,923)   (23,842)
                                              ----------   --------   --------   --------   --------
   Total Other Expenses                          (18,432)   (20,648)   (22,412)   (24,289)   (26,287)
                                              ----------   --------   --------   --------   --------
Income Before Taxes                                5,971      6,264      7,330      8,771     10,360
Taxes                                             (1,690)    (1,773)    (2,075)    (2,483)    (2,933)
                                              ----------   --------   --------   --------   --------
Net Income                                         4,281      4,491      5,255      6,288      7,427
Special Dividend Payout / Share
   (to solve for 7.5% Tier 1 Capital ratio)   $     1.77   $   0.15   $   0.00   $   0.10   $   0.20
Dividend Payout                               $    5,440   $    461   $      0   $    308   $    616
Present Value Factor @ 12%                        0.9627     0.8757     0.7819     0.6981     0.6233
                                              ----------   --------   --------   --------   --------
Present Value of Free Cash Flows              $    5,237   $    404   $      0   $    215   $    384
                                              ----------   --------   --------   --------   --------
Total Present Value of Cash Flows
   (Years 1 to 5)                             $    6,240
Plus: Residual Cash Flow Value                $   59,756
                                              ----------
Equity Value (Fair Value)                     $   65,996
                                              ----------
Shares Outstanding as of April 30, 2007
   (per management)                            3,068,552
                                              ----------
Equity Value Per Share (Fair Value)           $    21.51
                                              ----------
2011 Tangible Book Value                                                                               $ 60,590
2011 Price/TBV Multiple(2)                                                                                145.6%
                                                                                                       --------
Residual Cash Flow Value                                                                               $ 88,220
Plus Fair Value Premium                                                                                    15.0%
                                                                                                       --------
Residual Cash Flow Value (Premium)                                                                     $101,453
Present Value Factor @ 12%                                                                               0.5890
                                                                                                       --------
Present Value of Residual Cash Flow                                                                    $ 59,756
                                                                                                       --------

Footnotes:

(1) The actual dividends distributed for the four month period ended April 30, 2007 were subtracted from 2007 projections.

(2) DPP estimate based on the current median multiple of the comparable company analysis.


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                      Page 6

                                                                    CONFIDENTIAL

(PEOPLES STATE BANK LOGO)

                           E. MANAGEMENT PROJECTIONS

                                 PSB GROUP, INC.
                                   ASSUMPTIONS
                         (In $000's, except percentages)

PROJECTIONS:                                           2007        2008        2009        2010        2011
------------                                        ---------   ---------   ---------   ---------   ---------
Balance Sheet:
   New Loan Composition:
      Commercial Loans                                   78.1%       79.5%       80.8%       82.1%       83.2%
      Retail Loans                                        8.4%        8.2%        8.0%        7.7%        7.5%
      Mortgage Loans                                     13.5%       12.3%       11.2%       10.2%        9.3%
   New Loan Growth:
   Commercial Loans                                      21.4%       15.0%       15.0%       15.0%       15.0%
   Retail Loans                                          15.1%       10.0%       10.0%       10.0%       10.0%
   Mortgage Loans                                       -27.3%        3.0%        3.0%        3.0%        3.0%
   GROSS LOAN GROWTH                                     10.8%       13.0%       13.1%       13.3%       13.4%
   Loan loss reserve                                $   4,557   $   5,245   $   6,121   $   7,146   $   8,344
   Net premises & equipment                         $  14,350   $  15,179   $  15,903   $  16,538   $  17,092
   Net intangible assets                            $       0   $       0   $       0   $       0   $       0
   Loans held for sale growth                           -43.2%        5.0%        5.0%        5.0%        5.0%
   Investment securities growth                          -5.5%       10.0%       10.0%       10.0%       10.0%
   Non-interest bearing deposit growth                   14.2%       10.0%       10.0%        8.0%        8.0%
   Interest-bearing deposit growth                       11.3%       14.0%       13.0%       13.0%       13.0%
Income Statement:
   Yield on investment securities                        4.28%       4.28%       4.28%       4.28%       4.28%
   Yield on Commercial Loans                             7.97%       7.97%       7.97%       7.97%       7.97%
   Yield on Retail Loans                                 6.88%       7.25%       7.50%       7.75%       7.75%
   Yield on Mortgage Loans                               5.90%       6.15%       6.25%       6.35%       6.45%
   Cost of notes payable & other borrowings              5.05%       5.05%       5.05%       5.05%       5.05%
   Cost of Interest-Bearing Deposits                     3.75%       3.85%       3.95%       4.05%       4.15%
   Total Non-interest income                        $   6,156   $   7,080   $   7,788   $   8,567   $   9,423
   Non-interest income growth                            23.1%       15.0%       10.0%       10.0%       10.0%
   Operating expenses (less depr. and MSR amort)     ($16,932)   ($18,477)   ($20,137)   ($21,923)   ($23,842)
   Operating expense growth                               0.4%        9.1%        9.0%        8.9%        8.8%
   Dividend payout / share                          $    1.95   $    0.15   $    0.00   $    0.10   $    0.20
   Dividend payout ratio                                140.0%       10.3%        0.0%        4.9%        8.3%
   Tax rate                                              28.3%       28.0%       28.0%       28.0%       28.0%


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                      Page 7

                                 PSB GROUP, INC.
                                LOAN LOSS RESERVE
                         (In $000's, except percentages)

                                                  HISTORICAL                                  PROJECTED
                                        FOR THE YEARS ENDED DECEMBER 31,          FOR THE YEARS ENDED DECEMBER 31,
                                        --------------------------------   ----------------------------------------------
                                            2004      2005      2006         2007     2008      2009      2010      2011
                                          -------   -------   -------      -------  -------   -------   -------   -------
Balance at January 1                      $ 3,887   $ 3,394   $ 3,670      $4,257   $ 4,557   $ 5,245   $ 6,121   $ 7,146
Provision for loan losses                   1,200     1,554     1,839       1,117     1,865     2,207     2,531     2,906
Net charge offs                            (1,693)   (1,278)   (1,252)       (817)   (1,177)   (1,331)   (1,506)   (1,707)
                                          -------   -------   -------      ------   -------   -------   -------   -------
Balance at December 31                    $ 3,394   $ 3,670   $ 4,257      $4,557   $ 5,245   $ 6,121   $ 7,146   $ 8,344
                                          =======   =======   =======      ======   =======   =======   =======   =======
Allowance for loan losses/total loans        1.00%     1.00%     1.07%       1.03%     1.05%     1.08%     1.12%     1.15%
Net charge offs/average loans                          0.36%     0.33%       0.19%     0.25%     0.25%     0.25%     0.25%

                                 PSB GROUP, INC.
                  PREMISES/EQUIPMENT & INTANGIBLE AMORTIZATION

                                          HISTORICAL                                   PROJECTED
                               FOR THE YEARS ENDED DECEMBER 31,             FOR THE YEARS ENDED DECEMBER 31,
                               --------------------------------   ----------------------------------------------------
                                  2004       2005       2006        2007       2008       2009       2010       2011
                                --------   --------   --------    --------   --------   --------   --------   --------
Gross premises and equipment    $ 21,238   $ 23,926   $ 24,930    $ 28,050   $ 31,050   $ 34,050   $ 37,050   $ 40,050
Accumulated depreciation         (10,620)   (11,263)   (12,199)    (13,700)   (15,871)   (18,147)   (20,512)   (22,958)
                                --------   --------   --------    --------   --------   --------   --------   --------
Net premises and equipment      $ 10,618   $ 12,663   $ 12,731    $ 14,350   $ 15,179   $ 15,903   $ 16,538   $ 17,092
                                ========   ========   ========    ========   ========   ========   ========   ========


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                      Page 8

                                 PSB GROUP, INC.
               PROJECTED DEPRECIATION / CAPITAL EXPENDITURE DETAIL

Historical

                                          2004      2005      2006
                                        -------   -------   -------
Depreciation                            $ 1,238   $ 1,320   $ 1,392
Net Fixed Assets                         10,618    12,663    12,731
Less: Nondepreciable Asset (Land)        (2,323)   (2,323)   (2,129)
                                        -------   -------   -------
   Adjusted Net Fixed Assets              8,295    10,340    10,602
Depr. / Adjusted Net Fixed Assets (%)      14.9%     12.8%     13.1%

Projected

                                              2007      2008      2009      2010     2011
                                            -------   -------   -------   -------   -------
Capital Expenditures                        $ 3,500   $ 3,000   $ 3,000   $ 3,000   $ 3,000
Capital Expenditures                        $ 3,500   $ 3,000   $ 3,000   $ 3,000   $ 3,000
Net Fixed Assets, Beginning                  12,731    14,350    15,179    15,903    16,538
                                            -------   -------   -------   -------   -------
Adjusted Net Fixed Assets                   $16,231   $17,350   $18,179   $18,903   $19,538
Depreciation Expense (as % of NFA)   12.5%    1,500     2,171     2,275     2,366     2,445
                                            -------   -------   -------   -------   -------
Net Fixed Assets, Ending                    $14,350   $15,179   $15,903   $16,538   $17,092
Depr. (as % of NFA)                             9.2%     12.5%     12.5%     12.5%     12.5%


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                      Page 9

                                 PSB GROUP, INC.
                                  BALANCE SHEET
                                   (In $000's)

                                           HISTORICAL                                               PROJECTED
                                FOR THE YEARS ENDED DECEMBER 31,                         FOR THE YEARS ENDED DECEMBER 31,
                                --------------------------------   APRIL 30,   ----------------------------------------------------
                                   2004       2005       2006         2007       2007       2008       2009       2010       2011
                                 --------  ---------   --------    ---------   --------   --------   --------   --------   --------
ASSETS:
Cash and due from banks          $ 14,253   $ 12,261   $ 13,950     $ 14,206      9,217   $ 14,425   $ 16,427   $ 16,408   $ 15,493
Securities - Available
   for sale                        91,125     93,645     63,748       62,956     60,271     66,298     72,928     80,221     88,243
Loans held for sale                 2,388      6,235      3,693          n/a      2,097      2,202      2,312      2,427      2,549
LOAN PORTFOLIO:
Commercial Loans                  207,464    243,465    284,494          n/a    345,321    397,119    456,687    525,190    603,969
Retail Loans                       36,989     33,513     32,293          n/a     37,153     40,869     44,956     49,451     54,396
Mortgage Loans                     94,898     88,733     82,165          n/a     59,731     61,523     63,369     65,270     67,228
                                 --------   --------   --------     --------   --------   --------   --------   --------   --------
   Total loans receivable         339,351    365,711    398,952      414,113    442,206    499,511    565,011    639,911    725,593
Allowance for loan losses          (3,394)    (3,670)    (4,257)      (4,315)    (4,557)    (5,245)    (6,121)    (7,146)    (8,344)
Deferred costs, net (1)              (677)      (618)      (608)          --         --         --         --         --         --
                                 --------   --------   --------     --------   --------   --------   --------   --------   --------
   Total loans receivable,
      net                         335,280    361,423    394,087      409,798    437,649    494,266    558,890    632,765    717,249
Premises and equipment             21,238     23,926     24,930          n/a     28,050     31,050     34,050     37,050     40,050
Accumulated depreciation          (10,620)   (11,263)   (12,199)         n/a    (13,700)   (15,871)   (18,147)   (20,512)   (22,958)
                                 --------   --------   --------     --------   --------   --------   --------   --------   --------
   Net premises and equipment      10,618     12,663     12,731       12,247     14,350     15,179     15,903     16,538     17,092
Goodwill                            4,100      4,458      4,458        4,458      4,458      4,458      4,458      4,458      4,458
Interest receivable & other
   assets                           3,578      4,326      4,567        4,478      4,200      4,744      5,366      6,078      6,892
                                 --------   --------   --------     --------   --------   --------   --------   --------   --------
TOTAL ASSETS:                    $461,342   $495,011   $497,234     $508,143   $532,242   $601,572   $676,285   $758,894   $851,975
                                 ========   ========   ========     ========   ========   ========   ========   ========   ========
LIABILITIES & EQUITY:
Non-interest bearing deposits    $ 57,479   $ 54,445   $ 59,320          n/a   $ 67,732   $ 74,505   $ 81,956   $ 88,512   $ 95,593
Interest-bearing deposits         353,653    370,213    374,640          n/a    416,971    475,347    537,142    606,970    685,876
                                 --------   --------   --------     --------   --------   --------   --------   --------   --------
   Total deposits                 411,132    424,658    433,960      445,557    484,703    549,852    619,097    695,482    781,469
Notes payable & other
   short-term borrowings            5,000     26,210     17,619       15,659      2,473      2,473      2,473      2,473      2,473
Accrued payables, accrued
   expenses & other                 2,229        963      1,409        2,713      1,860      2,062      2,329      2,634      2,983
                                 --------   --------   --------     --------   --------   --------   --------   --------   --------
   Total liabilities              418,361    451,831    452,988      463,929    489,036    554,386    623,899    700,589    786,926
Trust Preferred stock                  --         --         --           --         --         --         --         --         --
Common stock                       17,560     20,406     20,496          n/a     31,049     31,049     31,049     31,049     31,049
Retained earnings                  25,331     24,357     25,062          n/a     12,656     16,686     21,941     27,921     34,731
Other                                  90     (1,583)    (1,312)         n/a       (500)      (550)      (605)      (666)      (732)
                                 --------   --------   --------     --------   --------   --------   --------   --------   --------
   Total common equity             42,981     43,180     44,246       44,213     43,205     47,185     52,385     58,304     65,048
TOTAL LIABILITIES & EQUITY       $461,342   $495,011   $497,234     $508,143   $532,241   $601,571   $676,284   $758,894   $851,974
                                 ========   ========   ========     ========   ========   ========   ========   ========   ========

FOOTNOTE:

(1)  For the projected years deferred costs are contemplated in the net loans.


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                     Page 10

                                 PSB GROUP, INC.
                                INCOME STATEMENT
                  (In $000's, except share and per share data)

                                                 HISTORICAL                                    PROJECTED
                                      FOR THE YEARS ENDED DECEMBER 31,                FOR THE YEARS ENDED DECEMBER 31,
                                     ----------------------------------  ----------------------------------------------------------
                                        2004        2005        2006        2007        2008        2009        2010        2011
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Interest income                      $   22,633  $   27,518  $   32,059  $   34,346  $   38,979  $   44,260  $   50,291  $   57,052
Interest expense                         (5,831)     (9,369)    (13,191)    (14,983)    (17,282)    (20,099)    (23,268)    (26,923)
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net interest income                      16,802      18,149      18,868      19,363      21,697      24,161      27,024      30,129
Provision for loan losses                (1,200)     (1,554)     (1,839)     (1,117)     (1,865)     (2,207)     (2,531)     (2,906)
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Net interest income after
      provision                          15,602      16,595      17,029      18,246      19,832      21,954      24,493      27,224
Non-interest income                       5,826       6,289       5,003       6,156       7,080       7,788       8,567       9,423
Depreciation                             (1,238)     (1,320)     (1,392)     (1,500)     (2,171)     (2,275)     (2,366)     (2,445)
General & administrative expenses       (14,409)    (16,052)    (16,858)    (16,932)    (18,477)    (20,137)    (21,923)    (23,842)
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Total non-interest expenses          (15,647)    (17,372)    (18,250)    (18,432)    (20,648)    (22,412)    (24,289)    (26,287)
   Income before taxes                    5,781       5,512       3,782       5,971       6,264       7,330       8,771      10,360
Federal income taxes                     (1,563)     (1,507)       (894)     (1,690)     (1,773)     (2,075)     (2,483)     (2,933)
Extraordinary items                          --          --          --          --          --          --          --          --
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Income                           $    4,218  $    4,005  $    2,888  $    4,281  $    4,491  $    5,255  $    6,288  $    7,427
                                     ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Shares outstanding end of period      2,885,073   3,029,152   3,034,152   3,068,552   3,072,835   3,082,460   3,082,460   3,082,460
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Weighted average shares outstanding   3,029,152   3,025,727   3,031,618   3,068,552   3,070,694   3,077,648   3,082,460   3,082,460
Weighted average diluted shares
   outstanding end of period          3,029,152   3,025,727   3,031,618   3,068,552   3,072,835   3,082,460   3,082,460   3,082,460
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Basic earnings per share             $     1.39  $     1.32  $     0.95  $     1.39  $     1.46  $     1.71  $     2.04  $     2.41
Diluted earnings per share           $     1.39  $     1.32  $     0.95  $     1.39  $     1.46  $     1.70  $     2.04  $     2.41


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                     Page 11

                                 PSB GROUP, INC.
                                 RATIO ANALYSIS
               (In $000's, except percentages and per share data)

                                                               HISTORICAL                             PROJECTED
                                                     FOR THE YEARS ENDED DECEMBER 31,     FOR THE YEARS ENDED DECEMBER 31,
                                                     --------------------------------  --------------------------------------
                                                         2005      2006      2007        2008      2009      2010      2011
                                                       --------  --------  --------    --------  --------  --------  --------
Average assets                                         $478,177  $496,123  $514,738    $566,907  $638,928  $717,589  $805,435
Average equity                                           43,081    43,713    43,726      45,195    49,785    55,345    61,676
Average investment securities                            92,385    78,697    62,010      63,285    69,613    76,574    84,232
Average commercial loans                                225,465   263,980   314,908     371,220   426,903   490,939   564,580
Average retail loans                                     35,251    32,903    34,723      39,011    42,912    47,203    51,924
Average mortgage loans                                   91,816    85,449    70,948      60,627    62,446    64,319    66,249
Average total loans                                     352,531   382,332   420,579     470,858   532,261   602,461   682,752
Average loans held for sale                               4,312     4,964     2,895       2,149     2,257     2,369     2,488
Average notes payable & other borrowings                 15,605    21,915    10,046       2,473     2,473     2,473     2,473
Average interest bearing deposits                       361,933   372,427   395,805     446,159   506,244   572,056   646,423
Average preferred stock                                      --        --        --          --        --        --        --
Efficiency ratio                                          71.09%    76.45%    72.23%      71.75%    70.15%    68.24%    66.46%
Net interest margin                                        4.08%     4.09%     3.99%       4.05%     4.00%     3.97%     3.92%
Noninterest expense/average assets                         3.63%     3.68%     3.58%       3.64%     3.51%     3.38%     3.26%
Noninterest income/average assets                          1.32%     1.01%     1.20%       1.25%     1.22%     1.19%     1.17%
Core Return on average assets                              0.84%     0.58%     0.83%       0.79%     0.82%     0.88%     0.92%
Core Return on average equity                              9.30%     6.61%     9.79%       9.94%    10.56%    11.36%    12.04%
Total asset growth                                         7.30%     0.45%     7.04%      13.03%    12.42%    12.22%    12.27%
Net income growth                                         -5.05%   -27.89%    48.22%       4.91%    17.02%    19.66%    18.11%
Book value per share                                   $  14.25  $  14.58  $  14.08    $  15.36  $  16.99  $  18.91  $  21.10
Tangible book value per share                          $  12.78  $  13.11  $  12.63    $  13.90  $  15.55  $  17.47  $  19.66
Average assets                                         $478,177  $496,123  $514,738    $566,907  $638,928  $717,589  $805,435
Risk-weighted assets @ 77% of total assets              381,158   382,870   409,826     463,210   520,739   584,349   656,021
Tier 1 capital                                           38,722    39,788    38,747      42,727    47,927    53,846    60,590
Tier 2 capital                                            3,670     4,257     4,557       5,245     6,121     7,146     8,200
                                                       --------  --------  --------    --------  --------  --------  --------
Total capital                                          $ 42,392  $ 44,045  $ 43,304    $ 47,972  $ 54,048  $ 60,992  $ 68,791
                                              Std.
                                            Minimum
Tier 1 capital to average assets              5.0%         8.10%     8.02%     7.53%       7.54%     7.50%     7.50%     7.52%
Tier 1 capital to risk-weighted assets        6.0%        10.16%    10.39%     9.45%       9.22%     9.20%     9.21%     9.24%
Total capital to risk-weighted assets        10.0%        11.12%    11.50%    10.57%      10.36%    10.38%    10.44%    10.49%


(DONNELLY PENMAN & PARTNERS INVESTMENT BANKING LOGO)                     Page 12